UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 2, 2016
Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

5.50% Senior Notes Due 2024

On December 7, 2016, AdvancePierre Foods Holdings, Inc., a Delaware corporation (the “Company”), issued $400 million aggregate principal amount of its 5.50% Senior Notes due 2024 (the “Notes”) at an issue price of 100% of the principal amount of the Notes, in a private placement to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes mature on December 15, 2024 and bear interest at a rate of 5.50% per annum, payable semi-annually on June 15 and December 15 of each year, commencing on June 15, 2017.

On December 7, 2016, the Company used the net proceeds of the offering, together with cash on hand, to repay $400 million of outstanding borrowings under the existing term loan credit agreement, dated as of June 2, 2016 (the “Term Loan Credit Agreement”), among the Company, AdvancePierre Foods, Inc., Pierre Holdco, Inc., Morgan Stanley Senior Funding, Inc., as administrative agent and security agent, and the banks and other financial institutions from time to time party thereto, and to pay fees and expenses in connection with the offering.

Indenture

The Notes were issued pursuant to an indenture, dated as of December 7, 2016 (the “Indenture”), by and among the Company, the guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee. The Notes are the Company’s unsecured senior obligations and are guaranteed, jointly and severally, by the Guarantors on a senior unsecured basis.

The Company may redeem the Notes, in whole or in part, at any time prior to December 15, 2019 at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, plus the applicable “make-whole” premium, as described in the Indenture. The Company may redeem the Notes, in whole or in part, at any time on or after December 15, 2019, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, plus a premium declining over time as set forth in the Indenture.

In addition, at any time prior to December 15, 2019, the Company may redeem up to 40% of the aggregate principal amount of the Notes with the proceeds from certain equity offerings at a redemption price equal to 105.50% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Upon the occurrence of certain change of control transactions, the Company will be required to offer to repurchase the Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Indenture contains covenants that, among other things, restrict the ability of the Company and its restricted subsidiaries to incur or guarantee additional indebtedness or issue disqualified stock or preferred stock; pay dividends and make other restricted payments; incur restrictions on the payment of dividends or other distributions from restricted subsidiaries  that are not guarantors; create or incur certain liens; make certain investments; transfer or sell assets; engage in transactions with affiliates; and merge or consolidate with other companies or transfer all or substantially all of its assets. These covenants are subject to a number of limitations and exceptions set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due, failure to comply with covenants and cross acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the trustee or holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all of the Notes to be due and payable immediately.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

Repricing Amendment

On December 7, 2016, the Company entered into a repricing amendment (the “Amendment”) to the Term Loan Credit Agreement.  The Amendment reduced the margins applicable to the term loans under the Term Loan Credit Agreement from 2.75% per annum (subject to a leverage-based step-down to 2.50%) to 2.00% per annum in the case of base rate loans, and from 3.75% per annum (subject to a leverage-based step-down to 3.50%) to 3.00% per annum in the case of LIBOR loans (subject to a 1.00% floor on LIBOR loans). The Amendment also provides that a 1.0% mandatory prepayment premium applies to certain repricing transactions occurring prior to the six-month anniversary of execution of the Amendment.

The description of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On December 2, 2016, the Company issued a press release announcing that it priced its previously announced offering of the Notes.  A copy of the press release announcing the pricing of the Notes offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 7, 2016, by and among AdvancePierre Foods Holdings, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee

4.2	Form of 5.50% Senior Notes due 2024 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K)

10.1

Repricing Amendment to Term Loan Credit Agreement, dated as of December 7, 2016, among AdvancePierre Foods Holdings, Inc., Pierre Holdco, Inc., AdvancePierre Foods, Inc., Morgan Stanley Senior Funding, Inc., as administrative agent and security agent, and the lenders party thereto

99.1	Press Release announcing pricing of notes offering, dated December 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 8, 2016

ADVANCEPIERRE FOODS HOLDINGS, INC.

	By:	/s/ Michael B. Sims
Michael B. Sims
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of December 7, 2016, by and among AdvancePierre Foods Holdings, Inc., the Guarantors named therein, and U.S. Bank National Association, as trustee

4.2	Form of 5.50% Senior Notes due 2024 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K)

10.1

Repricing Amendment to Term Loan Credit Agreement, dated as of December 7, 2016, among AdvancePierre Foods Holdings, Inc., Pierre Holdco, Inc., AdvancePierre Foods, Inc., Morgan Stanley Senior Funding, Inc., as administrative agent and security agent, and the lenders party thereto

99.1	Press Release announcing pricing of notes offering, dated December 2, 2016